ApolloGold Corporation

2nd Quarter 2009 Update

August 19, 2009

NYSE Amex : AGT
TSX : APG
www.apollogold.com

Forward Looking Statements / Non-GAAP Financial Measures/Cautionary Note to US Investors

ApolloGold Corporation

- **FORWARD-LOOKING STATEMENTS**

This presentation includes "Forward-Looking Statements" within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "schedules," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. All statements regarding our ore control program, future reverse circulation drilling plans, stockpile management, the questionable pile project, the any future plans or agreements regarding custom milling at Black Fox, the status of Black Fox being the flagship property of the Company, the consequences of triggering, and our ability to resolve issues related to, the "review event" under the Black Fox project finance facility, the possibility of rescheduling the quarterly repayment installments under the Black Fox project finance facility, future throughput and recovery rates at Black Fox, planned capital expenditures at Black Fox, our plans and ability to improve grade control and increase gold production at Black Fox, our ability to maintain throughput at the mill of 1,800 tonnes per day and our ability to optimize the grade of ore being processed, the 2009 drilling program at our Grey Fox property and plans to construct a road at Huizopa are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from these forward-looking statements include: an inability to successfully reschedule repayments under the Black Fox project finance facility, additional operational, geotechnical, processing and remediation problems at the Montana Tunnels mine or at Black Fox, unexpected changes in business and economic conditions, political or economic instability, significant decreases in gold, zinc or lead prices, results of drilling and other exploration activities at Huizopa, difficulties or delays in permitting at Black Fox, changes in interest and currency rates, local and community impacts and issues, labor accidents, environmental risks and other factors disclosed under the heading "Risk Factors" in Apollo's most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission and elsewhere in Apollo's documents filed from time to time with the Toronto Stock Exchange, the NYSE Amex exchange, The United States Securities and Exchange Commission and other regulatory authorities. All forward-looking statements included in this presentation are based on information available to Apollo on the date hereof. Apollo assumes no obligation to update any forward-looking statements.

- **NON-GAAP FINANCIAL MEASURES**

The term "total cash cost" is a non-GAAP financial measure and is used on a per ounce of gold basis. Total cash cost is equivalent to direct operating cost as found on the Consolidated Statements of Operations and includes by-product credits for payable silver, lead, and zinc production. We have included total cash cost information to provide investors with information about the cost structure of our mining operation. This information differs from measures of performance determined in accordance with GAAP in Canada and in the United States and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. This measure is not necessarily indicative of operating profit or cash flow from operations as determined under GAAP and may not be comparable to similarly titled measures of other companies.

- **CAUTIONARY NOTE TO US INVESTORS CONCERNING ESTIMATES OF MINERAL RESOURCES.**

This presentation uses the term mineral "resources". We advise US investors that while the term is recognized and required by Canadian regulations, the US Securities and Exchange Commission does not recognize it. US investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into mineral reserves.

Operations & Project Locations

ApolloGold Corporation



Montana Tunnels - USA
Black Fox - Canada
Huizopa - Mexico

2nd Qtr 2009 Highlights

ApolloGold Corporation

- Net Income of $1.3 Million
- Black Fox Mine now in Full Production
- Total Cash Cost $403/oz gold
- Montana Tunnels on Care and Maintenance
- Huizopa 43-101 filed
- Review of Debt Financing with the Bankers

2nd Quarter 2009 Financial Review

ApolloGold Corporation

2nd Quarter	Total($M)	BF	MT
Gold Sold(ozs.)		5,043	1,260
Revenue	$7.6	$ 4.7	$ 2.9
Direct Operating Costs	$5.0	$ 2.0	$ 3.0
Total	$2.6	$ 2.7	$ 0.1
Total Cash Cost per Ounce		$ 403	$1,057

2nd Quarter 2009 Financial Review (con't)

ApolloGold Corporation

- Summary Details $ M
  - Depreciation (1.4)
  - G & A (1.1)
  - Interest (1.4)
  - Realized Losses (0.5)
  - Unrealized Gains 3.4
  - Other (0.3)
- Net Gain $1.3

Black Fox 2nd Qtr 2009
Mine & Mill Highlights



Mining Highlights Black Fox 2nd Quarter 2009

ApolloGold Corporation

- Overburden Stripping 90% Compete
- Water Holding Ponds Completed
- Mine Development Initiated
- Ore Mining Commenced
- Mine Site Crusher Constructed
- Ore Shipments to Mill Started in April 2009

Mine Production – 2nd Qtr 2009

ApolloGold Corporation

Mining	Q2
HG Ore (T)	110,798
(g/T)	5.11
LG Ore (T)	87,859
(g/T)	1 gram – 3 gram
Total Ore (T)	198,657
Total Waste (T)	903,850
Strip Ratio (W/O)	4.55 : 1.0

(T) = Tonne,

(g/T) = Grams per Tonne

(W/O) = Strip Ration of Waste to Ore

Milling Highlights Black Fox 2nd Qtr 2009

ApolloGold Corporation

- New Ball Mill Arrives & Installed April 2009
- Mill Feed Initial Startup - May 2009
- New Gold Room Completed May 2009
- First Gold Pour May 23, 2009
- New leach tanks brought On-Line June 2009
- Gold Inventory Starts Building Within Circuit
- Construction of New Crushing Circuit – July 09
- Mill at 1760 tpd in July 2009 (+1,800 tpd in Aug)

Mill Production – 2nd Qtr 2009

ApolloGold Corporation

Milling	Q2
Tonnes Milled	75,798
Tonnes/day	1,241
Mill Availability (%)	83.0
Ore Grade (g/T)	5.28
Recovery (%)	93.0
Gold Produced (oz)	11,840
Gold Shipped (oz)	8,989
Gold Sold (oz)	5,043

(g/T) = Grams per Tonne

(oz) = Ounces

Q2 Mill Tonnage per Day (avg 1,241)

ApolloGold Corporation



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Dry Tonnes per Day
1-May
3-May
5-May
7-May
9-May
11-May
13-May
15-May
17-May
19-May
21-May
23-May
25-May
27-May
29-May
31-May
2-Jun
4-Jun
6-Jun
8-Jun
10-Jun
12-Jun
14-Jun
16-Jun
18-Jun
20-Jun
22-Jun
24-Jun
26-Jun
28-Jun
30-Jun

Q2 Mill Feed Grade (g/T)


Head Grade (g/T)
0
2
4
6
8
10
12
1-May
3-May
5-May
7-May
9-May
11-May
13-May
15-May
17-May
19-May
21-May
23-May
25-May
27-May
29-May
31-May
2-Jun
4-Jun
6-Jun
8-Jun
10-Jun
12-Jun
14-Jun
16-Jun
18-Jun
20-Jun
22-Jun
24-Jun
26-Jun
28-Jun
30-Jun

Mine Production July 2009

ApolloGold Corporation

Mining	July
HG Ore (T)	53,023
Grade (g/T)	5.81
LG Ore (T)	28,821
Grade (g/T)	1 gram – 3 gram
Total Ore (T)	81,844
Total Waste (T)	591,662
Strip Ratio (W/O)	6.23 : 1.0

(T) = Tonne,

(g/T) = Grams per Tonne

(W/O) = Strip Ration of Waste to Ore

Mill Production July 2009

Milling	July	
Tonnes Milled	54,600	
Tonnes per Day	1,760	
Mill Availability (%)	92.4 %	
Ore Grade (g/T)	3.60	(Grade Control Challenges)
Recovery	92.4%	
Gold Produced (oz)	5,822	

July Tonnage per Day (1,760)

ApolloGold Corporation


Dry Tonnes per Day
2,500
2,000
1,500
1,000
500
0
1-Jul
2-Jul
3-Jul
4-Jul
5-Jul
6-Jul
7-Jul
8-Jul
9-Jul
10-Jul
11-Jul
12-Jul
13-Jul
14-Jul
15-Jul
16-Jul
17-Jul
18-Jul
19-Jul
20-Jul
21-Jul
22-Jul
23-Jul
24-Jul
25-Jul
26-Jul
27-Jul
28-Jul
29-Jul
30-Jul
31-Jul
1-Aug
2-Aug
3-Aug
4-Aug
5-Aug

Operational Review / Discussion

ApolloGold Corporation

- Mining Target 13,000 TPD – Actual 18,000 TPD
- Milling Target 1,800 TPD – Actual +1,800 TPD
- Mill Recovery Target 95%
  - 2nd Qtr – Actual 92.5%
  - Current Actual 95%
- Grade Target 5.7 gpt
  - 2nd Qtr Actual 5.2 gpt
  - July Actual 3.6 gpt
    - (grade control challenges)

Facility Agreement Parameters

ApolloGold Corporation

- Key Points & Review Event

Debt Model vs Actual

ApolloGold Corporation

- Debt Model:
- 1500 tpd x 360 = 540,000 tonnes @ 7 grams per tonne
- Recovery @ 95% = 115,451 ozs or 29,000 ozs / qtr

2nd Quarter

- We produced 18,000 ozs or 63% which is less than the 80% requirement
- May – July we achieved an avg of 1,420 tpd @92.5% and a gold grade of an avg of 4.4 grams
- Current – 1800 tpd @ 95% Recovery – grade @ +4 grams per tonne

Grade Control Challenges

ApolloGold Corporation

- Grade Control Parameters applied initially were normal to the Timmins Mining District.
- We found that additional measures were needed for the Black Fox Mine due to the High-Grade nature of the vein system

Ore Control Programs

ApolloGold Corporation

- Blast Hole cuttings mound tests
- Ore Control Geologists
- Muck Samples of Questionable ore
- Muck samples in the dig face
- Effect of closer spaced blast holes
- RC Drilling
- Blast Movement Monitoring Program
- Blast on 3 meter benches

Reverse Circulation Drilling

ApolloGold Corporation

- On site and drilling
- First Priority – improve ore control in areas to be mined
  - Must drill through shot muck
- Then drill ahead of production along strike, 6 benches deep

RC Drilling 320 holes-7,000m
5m x 12.5m spacing

ApolloGold Corporation



Stockpile Management

ApolloGold Corporation


OSCO

Ore Inventories (Tonnes Ore)

	July Open	July Close
High Grade	6,199	1,580
Low Grade	92,680	121,509
Crushed (mine)	11,889	4,509
Crushed (mill)	21,144	27,728

Stockpile Management

ApolloGold Corporation

- Surgically mined and then what?
- Four types of material
  - High grade ore
  - Low grade ore
  - Questionable ore
  - Waste
- Field geologists have final say of classification
- "Tracers" inserted with each shot

Questionable Pile Project

ApolloGold Corporation

- Isolate loads that may not be classified correctly by the blast hole or come from an area of an isolated high grade blast hole, then sample
- 120 loads stacked and sampled
- Results
  - 27% were waste
  - 37% were low grade
  - 36% were high grade
- Each load 80 to 85 tons

Stockpile Management

ApolloGold Corporation

- Stockpile "Cop" at mill yard
- Directs OTR truck dumping location
- Directs crusher loader operator on what area to draw from
- Tracers obtained from crusher magnet and recorded on his report.

Custom (Toll) Milling Contemplated

ApolloGold Corporation

- Stockpile is approx. 120,000 tonnes of lower grade
  - 1 gram – 3 gram range
- Contemplating custom milling
- Custom Mill Located east of the BF Mine site
- 3000 Tpd SAG/CIL circuit
- 100,000 Tonnes contemplated to be custom milled
- Final agreement pending negotiation

Apollo Gold Exploration

- Grey Fox Exploration
- Huizopa Exploration

Grey Fox Location

Apollo Gold Corporation

- Approximately 3.5km SE of Black Fox Mine



Black
Fox Mine
Grey Fox

Grey Fox Drilling (2009)

ApolloGold Corporation

- Drilling resumed at Grey Fox on Aug 10
- Third hole in progress
- Initial Drilling - On Two Main Targets
    - High Grade Calcite Zone
    - Contact Zone
    - **Objective** – a resource along strike and down dip of the "Calcite Zone" and "Contact Zone".
- Then continue along strike and down-dip of the Calcite and Contact Zones and explore the Destor-Porcupine Fault

Grey Fox - GF08-10 Target One

- GF08-10 had a strong visible gold showing at approximately 55m
- Visible gold was traceable over 1.6m, highest .5m sample was over 2000g/t


GF-08-10

Targets One and Two
Calcite Zone / Contact Zone

ApolloGold Corporation

Calcite Zone

- Gold occurs with late stage calcite veining in heavily sericitized, ankeritite altered, hydrothermal breccias

Contact Zone

- Gold occurs at the fault contact between pyritic (hematite-ankerite-quartz-sericite) altered hydrothermal breccias and Pyritic, silicified (hematite-ankerite-sericite) altered sediments

Grey Fox - Priority Targets One and Two



GF08-10
GF09-21
GF09-45
GF09-42
GF09-46
0m
100m
200m
300m
Target 1
High Grade
Calcite Zone
Overburden
4.13g/t
over 1m
Diabase
455.18g/t
over 3.5m
Mafic Volcanic
Metasediment
Alteration Zone
Target 2
Contact Zone
Contact Fault
ApolloGold
Preliminary Geologic Section
Vertical Section 372302.5N
+/- 12.5m spacing

Calcite Zone and Contact Zone Drilling Pattern

ApolloGold Corporation


N
100 meters
GF09-28
GF09-29
GF09-48
GF08-08
GF09-26
GF09-27
GF09-41
GF08-06
GF08-07
GF09-24
GF09-25
GF09-44
GF08-09
GF09-22
GF09-23
GF09-43
GF08-03
GF08-01
GF08-02
GF09-18
GF09-17
GF09-40
GF09-46
GF08-10
GF09-19
GF08-45
GF09-20
GF09-42
GF09-21
GF09-30
GF09-31
GF09-47
GF08-04
GF08-05
GF09-32
GF09-33
GF09-34
GF09-35
GF09-36
GF09-37
GF09-38
GF09-39
GF08-11

Grey Fox - Target Summary

ApolloGold Corporation



Calcite
Zone Drilling
Metasediment
Felsic Intrusive
Contact Zone
GF08-01/02
GF08-03
GF08-04/05
GF08-12
GF08-13
GF08-14
GF08-15
GF08-16
Contact Zone Drilling
Continue to follow mineralization
Along strike and down-dip
Diabase
200m
Mafic Volcanic
Destor Porcupine Fault Zone
Destor-Porcupine Fault
Exploration
ApolloGold
Preliminary Grey Fox Drill Map

Huizopa Road Permit Obtained

ApolloGold


??
Dolores
Rio Amplio
Ejido Huizopa
Ejido San Ignacio
Guadalupe
Huizop
a
8 km
EAST
ROAD
Los Cerritos
Camp
Sonora
Chihuahua

Corporate Information

ApolloGold Corporation

NYSE – Amex: AGT
TSX: APG
www.apollogold.com

Exchange Traded:

TSX – Toronto Stock Exchange
"NYSE Amex Exchange"

Investor Relations:

Marlene Matsuoka
Tel: 720-886-9656, Ext. 217
IR Direct Line: 1 (303) 524-3217
ir@apollogold.com

Head Office:

5655 S. Yosemite Street, Suite 200
Greenwood Village, CO, 80111- 3220

Phone: 1 (720) 886 - 9656 Ext. 217
Phone Toll Free: 1 (877) 465 - 3484